UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2012

THERMADYNE HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13023	74-2482571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16052 Swingley Ridge Road, Suite 300 Chesterfield, Missouri		63017
(Address of Principal Executive Offices)		(Zip Code)

(636) 728-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On April 25, 2012, Joshua H. Neuman resigned as a member of the Board of Directors of Thermadyne Holdings Corporation (the “Company”) effective immediately. Mr. Neuman’s decision to resign was not the result of any disagreement with the Company. Mr. Neuman was first appointed to the Company’s Board of Directors on December 3, 2010 in connection with the acquisition of the Company by an affiliate of Irving Place Capital (“IPC”). While IPC remains the Company’s primary stockholder, Mr. Neuman is no longer an employee of IPC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMADYNE HOLDINGS CORPORATION

Date: April 26, 2012	By:	/s/ Jeffrey S. Kulka
	Name:	Jeffrey S. Kulka
	Title:	Executive Vice President and Chief Financial Officer